UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 16, 2007
NATURAL HEALTH TRENDS CORP.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336

(Commission File Number)	(IRS Employer Identification No.)

2050 Diplomat Drive, Dallas, Texas	75234

(Address of Principal Executive Offices)	(Zip Code)
(972) 241-4080

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
On April 16, 2007, Natural Health Trends Corp. (the “Company”) issued a press release pursuant to Rule 135c (“Rule 135c”) under the Securities Act of 1933, as amended, announcing its intention to conduct a private placement of up to 1,631,000 shares of the Company’s Series A Convertible Preferred Stock and warrants evidencing the right to purchase up to 1,631,000 shares of the Company’s Common Stock. In accordance with Rule 135c, a copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of the Company dated April 16, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 17, 2007

NATURAL HEALTH TRENDS CORP.
By:	/s/ Chris Sharng
	Name:	Chris Sharng
	Title:	President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of the Company dated April 16, 2007.